U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): September 3, 2002



                               INTERCALLNET, INC.
        (Exact name of small business issuer as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


        0-30745                                         88-0426807
(Commission File Number)                    (I.R.S. Employer Identification No.)


6340 NW 5TH WAY, FORT LAUDERDALE, FLORIDA                             33309
(Address of principal executive offices)                            (Zip code)

                                (954) 315 - 3100
                           (Issuer's telephone number)

ITEM 5.  OTHER EVENTS

Intercallnet, Inc. (the "Company") has determined that it will restate its financial results to correct certain material accounting errors. The errors involve the overstatement of property and equipment and intangible assets.

After the Company's Chief Financial Officer initially discovered certain errors, the Company began an internal review of all of its accounting for property and equipment and intangible assets. Based on the internal review, the Company's Chief Financial Officer uncovered certain payments and disbursements during the time period of May 2000 through October 2000, which were improperly recorded as property and equipment and intangible assets. This time period during the calendar year 2000 was prior to the Company becoming an SEC registrant. As a result of these findings, the Company notified its auditing firm, its majority shareholder, and sought legal counsel. On September 3, 2002, the Company's Chief Financial Officer met with the Company's auditing firm to review the documentation resulting from the internal review, and the auditors concurred with the Company's decision to restate all affected financial statements.

The Company is continuing its investigation and the subsequent revision of the financial statements is anticipated to take several weeks. Revised financial statements will be issued upon the completion of the investigation. The Company intends to restate its financial statements for the fiscal year ended June 30, 2001, and for the initial period from July 30, 1999 (date of incorporation) through June 30, 2000, and for all interim quarterly periods affected.


                                      # # #


This Form 8-K contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. The forward-looking statements in this Form 8-K include, without limitation, statements addressing projected changes in financial results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                Intercallnet, Inc.
                                                   (Registrant)

Date:    September 9, 2002                      By:  /s/ George A. Pacinelli
                                                     --------------------------
                                                     GEORGE A. PACINELLI
                                                     President and Director


Date:    September 9, 2002                      By:  /s/Stephanie L. Brady
                                                     --------------------------
                                                     STEPHANIE L. BRADY
                                                     Chief Financial Officer
                                                     (Principal Financial and
                                                        Accounting Officer)